                                                                    Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-28479) of Allfirst Financial Inc. (formerly First Maryland Bancorp), of our report dated March 11, 2002 relating to the Consolidated Financial Statements, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Baltimore, Maryland
April 1, 2002